UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2026

Cohen & Company Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 1703 Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	COHN	The NYSE American Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On July 10, 2026, Columbus Circle Capital Corp. III (NASDAQ: CCCTU) (the “SPAC”), a blank check company incorporated as a Cayman Islands exempted company and formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (each a “Business Combination”), completed the sale of 23,000,000 units (the “Units”) in its initial public offering (the “IPO”), which included 3,000,000 units issued pursuant to the underwriters’ full exercise of their over-allotment option.

Cohen & Company, LLC (the “Operating LLC”), the operating subsidiary of Cohen & Company Inc., a Maryland corporation (the “Company”), owns a portion of, and is the managing member and a member of, Columbus Circle 3 Sponsor Corporation LLC, the sponsor of the SPAC (the “Sponsor”). Cohen & Company Capital Markets (“CCM”), a division of the Company’s broker-dealer subsidiary, Cohen & Company Securities, LLC, acted as the lead underwriter in the IPO.

Each Unit consists of one Class A ordinary share of the SPAC, par value $0.0001 per share (“Class A Ordinary Shares”), and one-third of one redeemable warrant (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold in the IPO at an offering price of $10.00 per Unit, for gross proceeds of $230,000,000 (before underwriting discounts and offering expenses).

If the SPAC fails to consummate a Business Combination within the first 24 months following the IPO, its corporate existence will cease except for the purposes of winding up its affairs and liquidating its assets, unless the SPAC’s shareholders approve an amendment to the SPAC’s amended and restated memorandum and articles of association (the “SPAC Articles”) to extend the amount of time the SPAC will have to consummate an initial Business Combination.

The Sponsor purchased an aggregate of 265,000 of the SPAC’s placement units (“Placement Units”) in a private placement that occurred simultaneously with the IPO (the “Private Placement”) for an aggregate of $2,650,000, or $10.00 per Placement Unit. Additionally, CCM used its underwriting fee of $3,600,000 to purchase 360,000 Placement Units in the Private Placement for an aggregate of $3,600,000. Each Placement Unit consists of one Class A Ordinary Share and one-third of one redeemable warrant (a “Placement Warrant”). The Placement Units are identical to the Units sold in the IPO except that Placement Units (including the securities comprising such units and the Class A Ordinary Shares issuable upon exercise of the Placement Warrants) (i) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of the SPAC’s initial Business Combination, (ii) will be entitled to certain registration rights, and (iii) with respect to the Placement Warrants held by CCM and/or its designees, will not be exercisable more than five years from the commencement of sales in the IPO in accordance with FINRA rules. Subject to certain limited exceptions, the Placement Units (including the underlying Placement Warrants and Class A Ordinary Shares and the Class A Ordinary Shares issuable upon exercise of the Placement Warrants) will not be transferable, assignable or salable until 30 days after the completion of the SPAC’s initial Business Combination.

The entire $2,650,000 invested by the Sponsor in consideration for the above-described 265,000 Placement Units of the SPAC was raised from third party investors. As the managing member of the Sponsor, the Operating LLC consolidates the Sponsor and treats the Sponsor’s investment in the SPAC as an equity method investment. The $2,650,000 raised from third party investors is treated by the Operating LLC as non-controlling interest.

A total of $230,000,000 of the net proceeds from the Private Placement and the IPO were placed in a trust account. Except for the withdrawal of interest to pay taxes (or dissolution expenses if a Business Combination is not consummated), none of the funds held in the trust account will be released until the earliest of (i) the completion of the SPAC’s initial Business Combination, (ii) the redemption of the SPAC’s public Class A Ordinary Shares if the SPAC is unable to complete its initial Business Combination within 24 months from the completion of the IPO, and (iii) the redemption of the SPAC’s public Class A Ordinary Shares properly submitted in connection with a shareholder vote to amend the SPAC Articles to (A) modify the substance or timing of the SPAC’s obligation to allow redemption in connection with its initial Business Combination or to redeem 100% of the SPAC’s public shares if the SPAC has not consummated an initial Business Combination within 24 months from the completion of the IPO, or (B) with respect to any other material provisions relating to the rights of holders of Class A Ordinary Shares or pre-initial Business Combination activity. If the SPAC does not complete a Business Combination, the Placement Units will expire and be worthless.

The Sponsor holds an aggregate of 7,666,667 founder shares in the SPAC. Subject to certain limited exceptions, the founder shares will not be transferable or salable until the earlier to occur of: (i) six months after the completion of the IPO, and (ii) the date on which the SPAC completes a liquidation, merger, share exchange or other similar transaction after its initial Business Combination that results in all of the SPAC’s shareholders having the right to exchange their Class A Ordinary Shares underlying the founder shares for cash, securities or other property.

Certain non-controlling interests in the Sponsor, including executives and key employees of the Operating LLC, purchased membership interests in the Sponsor, either directly or indirectly, and have an interest in the SPAC’s founder shares through such membership interests in the Sponsor. The number of the SPAC’s founder shares in which such non-controlling interests in the Sponsor, including such executives and key employees of the Operating LLC, have an interest in through the Sponsor will not be finally and definitively determined until consummation of a Business Combination. The number of the SPAC’s founder shares currently allocated to the Operating LLC is approximately 2.28 million shares, but such number of founder shares will also not be finally and definitively determined until the consummation of a Business Combination.

In connection with the IPO, the Sponsor has agreed to indemnify the SPAC for all claims by third parties for services rendered or products sold to the SPAC, or a prospective target business with which the SPAC has entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement (except for the SPAC’s independent registered public accounting firm), to the extent such claims reduce the amount of funds in the SPAC’s trust account to below the lesser of (i) $10.00 per share of Class A Ordinary Shares, and (ii) the actual amount per share of Class A Ordinary Shares held in the SPAC’s trust account as of the date of the liquidation of the trust account, if less than $10.00 per share due to reductions in the value of the SPAC’s trust assets, in each case net of taxes, and up to $100,000 of dissolution expenses, provided that such liability will not apply to any claims (A) by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the SPAC’s trust account or (B) under the SPAC’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The Sponsor loaned to the SPAC approximately $330,000 to cover IPO expenses, which was repaid in full at the closing of the IPO. The Sponsor and its affiliates, including the Operating LLC, may commit to loan the SPAC up to an additional $1,500,000 to cover operating and acquisition related expenses following the IPO. These loans will bear no interest and, if the SPAC consummates a Business Combination in the required time frame, the loans are to be repaid from the funds held in the SPAC’s trust account. The loans are convertible into private placement units at $10.00 per unit and, accordingly, are convertible into an additional 150,000 private Class A Ordinary Shares and 50,000 Private Placement Warrants exercisable at $11.50 per share. If the SPAC does not consummate a Business Combination in the required time frame, no funds from the SPAC’s trust account can be used to repay the loans.

In connection with the closing of the IPO, the Operating LLC and the SPAC entered into an Administrative Services Agreement, dated July 8, 2026, a copy of which was filed as Exhibit 10.6 to the SPAC’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 10, 2026, pursuant to which the Operating LLC and the SPAC agreed that, commencing on the date that the SPAC’s securities are first listed on the Nasdaq Global Market through the earlier of the SPAC’s consummation of a Business Combination and its liquidation, the SPAC will pay the Operating LLC $10,000 per month for certain office space, administrative and shared personnel support services.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements, estimates, and forecasts with respect to future performance and events. These statements, estimates, and forecasts are “forward-looking statements.” In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “seek,” or “continue” or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties, and assumptions, and may include projections of the Company’s future financial performance based on the Company’s growth strategies and anticipated trends in the Company’s business. These statements are based on the Company’s current expectations and projections about future events. There are important factors that could cause the Company’s actual results, level of activity, performance, or achievements to differ materially from the results, level of activity, performance, or achievements expressed or implied in the forward-looking statements including, but not limited to, those discussed under the heading “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition” in the Company’s filings with the Securities and Exchange Commission (“SEC”), which are available at the SEC’s website at www.sec.gov and the Company’s website at www.cohenandcompany.com/investor-relations/sec-filings. Such risk factors include the following: (a) a decline in general economic conditions or the global financial markets, including those caused by inflation, rising interest rates, and the current geopolitical situation, (b) unfavorable market conditions may lead to a reduction in revenues from the Company’s new issue and advisory revenues, including from underwriting and placement activities, (c) losses caused by financial or other problems experienced by third parties, (d) losses due to unidentified or unanticipated risks, (e) a lack of liquidity, i.e., ready access to funds for use in the Company’s businesses, (f) the ability to attract and retain personnel, (g) litigation and regulatory proceedings, (h) reputational harm due to losses or the Company’s inability to sell securities the Company purchases as an underwriter at the anticipated price levels, (i) competitive pressure, (j) an inability to generate incremental income from new or expanded businesses, (k) unanticipated market closures or effects due to inclement weather or other disasters, (l) losses (whether realized or unrealized) on the Company’s principal investments, (m) the possibility that payments to the Company of subordinated management fees from its collateralized debt obligations (CDOs) will continue to be deferred or will be discontinued, (n) the possibility that the Company’s stockholder rights plan may fail to preserve the value of the Company’s deferred tax assets, whether as a result of the acquisition by a person of 5% of the Company’s common stock or otherwise, (o) the Company’s reduction in the volume of its investments into SPACs, (p) the difficulty in identifying potential business combinations as a result of increased competition in the SPAC market, (q) the value of the Company’s holdings of founder shares in post-business combination companies is volatile and may decline and the possibility that significant portions of the founder shares may remain restricted for a long period of time, (r) the possibility that the Company will stop paying quarterly dividends to its stockholders, and (s) the impacts of rising interest rates and inflation. As a result, there can be no assurance that the forward-looking statements included in this Current Report on Form 8-K will prove to be accurate or correct. In light of these risks, uncertainties, and assumptions, the future performance or events described in the forward-looking statements in this Current Report on Form 8-K might not occur. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and the Company does not undertake any obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHEN & COMPANY INC.

Date: July 10, 2026	By:	/s/ Joseph W. Pooler, Jr.
		Name:	Joseph W. Pooler, Jr.
		Title:	Executive Vice President, Chief Financial Officer and Treasurer